LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

Offering investors the opportunity for maximum current return from a portfolio of U.S. government securities

KEMPER
U.S. MORTGAGE FUND

 "... Mortgage interest rates for consumers reached their highest levels in five years, increasing the income potential of mortgage securities. ..."

                                                             [KEMPER FUNDS LOGO]

AT A GLANCE

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

11
PORTFOLIO STATISTICS

12
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

20
NOTES TO FINANCIAL STATEMENTS

25
REPORT OF INDEPENDENT AUDITORS


 KEMPER U.S. MORTGAGE FUND TOTAL RETURNS
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE). [BAR GRAPH]

                                                  KEMPER U.S. MORTGAGE        KEMPER U.S. MORTGAGE        LIPPER U.S. MORTGAGE
KEMPER U.S. MORTGAGE FUND CLASS A                     FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
---------------------------------                 --------------------        --------------------       -----------------------
5.99                                                      5.25                        5.48                        6.47

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS A                           $6.72     $6.75
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS B                           $6.73     $6.75
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS C                           $6.72     $6.75
 .........................................................

 KEMPER U.S. MORTGAGE FUND
 RANKINGS AS OF 9/30/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY*

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                 #48 of 61 funds       #57 of 61 funds       #54 of 61 funds
 .............................................................................................
    5-YEAR                 #27 of 45 funds       #43 of 45 funds       #38 of 45 funds
 .............................................................................................
    10-YEAR                      n/a             #13 of 13 funds             n/a
 .............................................................................................

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF SEPTEMBER 30, 2000.

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    ONE-YEAR INCOME:             $0.4260               $0.3601               $0.3842
 ...........................................................................................
    SEPTEMBER DIVIDEND:          $0.0355               $0.0300               $0.0321
 ...........................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           6.35%                 5.35%                 5.74%
 ...........................................................................................
    SEC YIELD+:                   6.37%                 5.74%                 5.95%
 ...........................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON SEPTEMBER 30, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SECURITIES AND EXCHANGE COMMISSION YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED SEPTEMBER 30, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SEC. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR FIXED INCOME STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  SOURCE: Data provided by Morningstar, Inc.,
BOX]                       Chicago, IL, (312) 696-6000. The Morningstar
                           Fixed-Income Style Box(TM) placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER U.S. MORTGAGE FUND IN THE INTERMEDIATE
                           GOVERNMENT BOND CATEGORY. PLEASE CONSULT THE PRO-
                           SPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                       THIS PAGE INTENTIONALLY LEFT BLANK

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1996 AND IS A MANAGING DIRECTOR. HE IS LEAD PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DOLAN PHOTO]

SCOTT DOLAN IS A PORTFOLIO MANAGER FOR KEMPER U.S. MORTGAGE FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

[DUGENSKE PHOTO]

JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR KEMPER U.S. MORTGAGE FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, HE JOINED THE FIRM IN 1998.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

THIS PAST YEAR WAS MARKED BY EXCEPTIONAL VOLATILITY IN INTEREST RATES. SHORT-TERM RATES ROSE AS THE FEDERAL RESERVE TIGHTENED CREDIT TO REDUCE FUTURE INFLATION, WHILE LONG-TERM RATES FELL IN RESPONSE TO THE TREASURY'S DEBT BUYBACK PROGRAM. BELOW, THE FUND'S PORTFOLIO MANAGERS DISCUSS KEMPER U.S. MORTGAGE FUND'S POSITIONING DURING THIS PERIOD AND GIVE THEIR VIEWS ON THE YEAR AHEAD.

Q     HOW DID THE GOVERNMENT BOND MARKET BEHAVE BETWEEN SEPTEMBER 1999 AND
SEPTEMBER 2000?

A     Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 125 basis points (1.25 percent) to 6.50 percent. However, between September 30, 1999, and September 30, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. By September 30, 2000, three-month Treasury bills yielded 6.20 percent, some 40 basis points more than 10-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels in five years, increasing the income potential of mortgage securities. Crude oil prices soared past $35 a barrel. Overall consumer prices were relatively tame, but as the fiscal year drew to a close, many economists remained concerned about the inflationary impact of high heating oil prices and natural gas shortages.

Q     HOW DID KEMPER U.S. MORTGAGE FUND PERFORM IN THIS ENVIRONMENT?

A     Kemper U.S. Mortgage Fund's total return of 5.99 percent (for Class A shares, unadjusted for sales charge) was less than the average return of comparable mutual funds investing in mortgage securities for the 12-month period ended September 30, 2000. The unmanaged Lehman Brothers GNMA index rose 7.71 percent for the period, while the average fund rose 6.47 percent. The unmanaged Salomon Brothers 30-Year GNMA index rose 7.75 percent for the period.

  This past winter, the mortgage market was negatively affected by comments from the Treasury about the implicit government guarantees associated with Federal National Mortgage Association or Fannie Mae (FNMA) and Federal Home Loan Mortgage Company or Freddie Mac (FHLMC) securities. Some bond investors also grew concerned
U.S. TREASURY YIELDS
[LINE GRAPH]

                                                                          9/30/00                            9/30/99
                                                                          -------                            -------
3-month                                                                     6.20                               4.85
6-month                                                                     6.28                               4.96
1-year                                                                      6.08                               5.18
2-year                                                                      5.97                               5.60
5-year                                                                      5.84                               5.76
10-year                                                                     5.80                               5.88
30-year                                                                     5.88                               6.05

SOURCE: BLOOMBERG BUSINESS NEWS.

PERFORMANCE UPDATE

about the regulatory environment for Fannie Mae and Freddie Mac, two of the largest private mortgage market participants. In general, mortgages backed by the Government National Mortgage Association (GNMA, or Ginnie Mae) outperformed FNMA securities and other forms of mortgage debt between September and March.

  The fund's positioning of a majority of its portfolio in GNMA securities (see Portfolio Composition) helped its performance during the first half of fiscal year 2000. During the second half, however, FNMA and FHLMC bonds outperformed GNMAs as legal uncertainties abated, and the fund underperformed its peers for the six months ended September 30, 2000.

Q     IN WHAT TYPES OF SECURITIES DID THE FUND INVEST?

A     Within the mortgage market, we attempted to avoid exposing the fund to adverse risks. Mortgage securities generally did well this past fiscal year because of their superior income characteristics and because relatively few home owners refinanced their properties. Overall, mortgage securities were attractive to risk-sensitive, income-oriented investors this past year. Income potential rose sharply, and price volatility was less than long-term Treasuries.

  To identify securities with the highest potential returns, we undertake an extensive analysis of the prepayment expectations -- the rate at which homeowners might pay off their mortgages early or refinance mortgages to take advantage of lower interest rates. We try to manage the fund's exposure to prepayment risk by analyzing refinancing possibilities. This includes adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. We also invest in Treasury securities, which have lower yields but tend to provide better performance when interest rates are declining.

Q     THE FEDERAL RESERVE HASN'T RAISED INTEREST RATES SINCE MAY. WHAT IMPACT
HAS THIS HAD ON THE MARKETS?

A     First, the yield curve has steepened, with short-term interest rates declining more than long-term rates, which may indicate some investor concern about long-term trends in inflation or government spending. Second, the spreads (the difference in interest rates) between 10-year Treasuries and comparable maturity GNMA securities have narrowed. Compare this to the first half of the fiscal year, when yield spreads were somewhat volatile, ranging from 120 to 180 basis points (1.2 to 1.8 percentage points). In the second half, the trading range was more narrow, with GNMAs yielding from 160 to 180 basis points (1.6 to 1.8 percentage points) more than Treasuries. In July, short- and intermediate-term securities began outperforming long-term securities, partly reversing the strong performance we had been getting from longer-term bonds.

  We've positioned the fund in intermediate-term securities to maximize income potential while at the same time being mindful that spreads between Treasuries and mortgages could again be more volatile in the months ahead.


FANNIE MAE MORTGAGE COMMITMENT RATES

(60-day, 30-year fixed-rate loans) September 30, 1990 to September 30, 2000 [LINE GRAPH]

                                                                AVERAGE FANNIE MAE MORTGAGE COMMITMENT
                                                                                 RATE
                                                                --------------------------------------
3/95                                                                             8.77
                                                                                 7.86
9/95                                                                             7.85
                                                                                 7.20
                                                                                 8.00
                                                                                 8.29
9/96                                                                             8.17
                                                                                 7.82
                                                                                 8.30
                                                                                 7.82
9/97                                                                             7.49
                                                                                 7.22
                                                                                 7.16
                                                                                 7.03
9/98                                                                             6.48
                                                                                 6.71
                                                                                 7.03
                                                                                 7.78
9/99                                                                             7.87
                                                                                 8.13
                                                                                 8.37
                                                                                 8.28
9/00                                                                             7.95

SOURCE: BLOOMBERG BUSINESS NEWS. THIS CHART SHOWS THE AVERAGE LOAN RATE A HOME BUYER COULD HAVE EXPECTED TO PAY FOR A 30-YEAR TERM, FIXED-RATE LOAN FOR A HOME PURCHASE WITHIN 60 DAYS.

PERFORMANCE UPDATE


Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT TOTAL RETURN FROM BONDS?

A     Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1 percent for a bond or fixed-income mutual fund that has a duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for mortgage securities, the risk that borrowers will prepay loans. (Operating expenses also have an effect on mutual fund net asset values.) We think a period of stable interest rates would be beneficial for the fund. Typically, mortgages outperform Treasuries in a stable rate environment because investors are more willing to assume some risk in exchange for higher yield. We believe the fund's mortgage position can serve us well in such an environment.

Q     WHAT'S YOUR OVERALL OUTLOOK FOR THE YEAR AHEAD?

A     While it appears that the Federal Reserve has tamed inflation for the moment and that U.S. economic growth is slowing, a lot of variables remain that could cause a resurgence in interest rates, particularly energy, national fiscal policy and relatively high levels of consumer consumption. Higher oil prices usually translate into increased inflation risk. However, we are encouraged by other strong trends in the economy that have been supportive of low inflation, particularly high productivity levels. In addition, as a result of tax increases and nine years of economic growth, the U.S. government posted a record budget surplus of $237 billion for its fiscal year ended September 30, 2000, which may enable it to pay off some of the nation's debt. When Washington borrows less and repays debt, it frees up resources that generally can be put to more productive use in the private sector.

  At the start of the fund's fiscal year, 10-year Treasuries yielded 5.88 percent, 92 basis points higher than six-month Treasury bills (4.96 percent). By September 30, 2000, the yield curve had inverted so that six-month Treasury bills yielded more than any other segment of the curve. While the Treasury's buyback program should support long-term Treasury prices in the coming months, history has shown that the yield curve does not remain inverted for an extended period.

  If interest rates fall modestly, we believe that Kemper U.S. Mortgage Fund may be in a strong position to benefit. We are comfortable with a positioning that can allow us to provide an attractive level of income consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of a lower-quality bond portfolio or an equity portfolio, we think the fund can be an attractive alternative.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5.00 percent to 6.00 percent is 100 basis points.

DURATION A measure of the interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater the portfolio's sensitivity to interest-rate fluctuations.

GROSS DOMESTIC PRODUCT (GDP) The market value of goods and services produced by a country during a specified period. It acts is useful gauge when measuring the strength of an economy, especially when comparing different time periods.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and represents the aggregate percentage or dollar-value change over the period.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                              1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
    KEMPER U.S. MORTGAGE FUND CLASS A          1.19%    4.79%     n/a         5.11%     (since 1/10/92)
 .........................................................................................................
    KEMPER U.S. MORTGAGE FUND CLASS B          2.26     4.69     6.37%        6.55      (since 10/26/84)
 .........................................................................................................
    KEMPER U.S. MORTGAGE FUND CLASS C          5.48     5.04      n/a         5.75      (since 5/31/94)
 .........................................................................................................

KEMPER U.S. MORTGAGE FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 1/31/92 to 9/30/00
[LINE GRAPH]

                                                                                SALOMON BROTHERS
                                                  KEMPER U.S. MORTGAGE         MORTGAGE - 30-YEAR          U.S. CONSUMER PRICE
                                                      FUND CLASS A1                GNMA INDEX+                   INDEX++
                                                  --------------------         ------------------          -------------------
1/31/92                                                 10000.00                    10000.00                    10000.00
                                                        10315.00                    10846.00                    10275.00
                                                        10897.00                    11600.00                    10558.00
12/31/94                                                10517.00                    11435.00                    10840.00
                                                        12418.00                    13392.00                    11115.00
                                                        12746.00                    14127.00                    11484.00
12/31/97                                                13886.00                    15474.00                    11680.00
                                                        14863.00                    16556.00                    11868.00
                                                        14894.00                    16833.00                    12187.00
9/30/00                                                 15771.00                    18061.00                    12515.00

KEMPER U.S. MORTGAGE FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 10/31/84 to 9/30/00
[LINE GRAPH]

                                                                                SALOMON BROTHERS
                                                  KEMPER U.S. MORTGAGE         MORTGAGE - 30-YEAR          U.S. CONSUMER PRICE
                                                      FUND CLASS B1                GNMA INDEX+                   INDEX++
                                                  --------------------         ------------------          -------------------
10/31/84                                                10000.00                    10000.00                    10000.00
                                                        10024.00                    10385.00                    10000.00
                                                        11087.00                    13047.00                    10380.00
                                                        12380.00                    14803.00                    10494.00
                                                        12600.00                    15405.00                    10959.00
12/31/88                                                13168.00                    16767.00                    11443.00
                                                        14668.00                    19328.00                    11975.00
                                                        15710.00                    21440.00                    12707.00
                                                        18384.00                    24807.00                    13096.00
                                                        19203.00                    26648.00                    13476.00
                                                        20128.00                    28501.00                    13846.00
12/31/94                                                19296.00                    28093.00                    14217.00
                                                        22565.00                    32902.00                    14577.00
                                                        22962.00                    34709.00                    15062.00
                                                        24801.00                    38016.00                    15318.00
                                                        26262.00                    40675.00                    15565.00
                                                        26111.00                    41356.00                    15983.00
9/30/00                                                 27487.00                    44373.00                    16414.00

KEMPER U.S. MORTGAGE FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                                                SALOMON BROTHERS
                                                  KEMPER U.S. MORTGAGE         MORTGAGE - 30-YEAR          U.S. CONSUMER PRICE
                                                      FUND CLASS C1                GNMA INDEX+                   INDEX++
                                                  --------------------         ------------------          -------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                         9937.00                     9966.00                    10034.00
                                                         9910.00                    10042.00                    10129.00
                                                         9910.00                    10107.00                    10149.00
                                                        10388.00                    10641.00                    10264.00
                                                        10964.00                    11203.00                    10339.00
                                                        11146.00                    11442.00                    10386.00
                                                        11598.00                    11837.00                    10407.00
                                                        11333.00                    11787.00                    10556.00
6/30/96                                                 11309.00                    11869.00                    10624.00
                                                        11532.00                    12122.00                    10698.00
                                                        11808.00                    12487.00                    10753.00
                                                        11783.00                    12499.00                    10847.00
                                                        12178.00                    12973.00                    10868.00
                                                        12507.00                    13356.00                    10929.00
                                                        12771.00                    13677.00                    10936.00
                                                        12946.00                    13904.00                    10997.00
6/30/98                                                 13151.00                    14143.00                    11051.00
                                                        13545.00                    14513.00                    11092.00
                                                        13581.00                    14633.00                    11112.00
                                                        13600.00                    14778.00                    11186.00
                                                        13451.00                    14712.00                    11268.00
                                                        13515.00                    14844.00                    11383.00
                                                        13525.00                    14878.00                    11410.00
                                                        13661.00                    15109.00                    11607.00
                                                        13884.00                    15461.00                    11688.00
9/30/00                                                 14255.00                    15963.00                    11718.00

*PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

THE MAXIMUM SALES CHARGE FOR CLASS A
SHARES IS 4.5%. FOR CLASS B SHARES, THE
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
IS 4%. CLASS C SHARES HAVE NO SALES
ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
YEAR OF PURCHASE MAY BE SUBJECT TO A
CONTINGENT DEFERRED SALES CHARGE OF 1%.
SHARE CLASSES INVEST IN THE SAME
UNDERLYING PORTFOLIO. AVERAGE ANNUAL
TOTAL RETURN REFLECTS ANNUALIZED CHARGE,
WHILE TOTAL RETURN REFLECTS AGGREGATE
CHARGE. DURING THE PERIODS NOTED,
SECURITIES PRICES FLUCTUATED. FOR
ADDITIONAL INFORMATION, SEE THE
PROSPECTUS, THE STATEMENT OF ADDITIONAL
INFORMATION AND THE FINANCIAL HIGHLIGHTS
AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER U.S. MORTGAGE FUND
    WITH THE SALOMON BROTHERS 30-YEAR
    GNMA INDEX, YOU SHOULD ALSO NOTE
    THAT THE FUND'S PERFORMANCE REFLECTS
    THE MAXIMUM SALES CHARGE, WHILE NO
    SUCH CHARGES ARE REFLECTED IN THE
    PERFORMANCE OF THE INDEX.

 +THE SALOMON BROTHERS 30-YEAR GNMA
  INDEX, AN UNMANAGED INDEX, IS BASED ON
  TOTAL RETURN WITH ALL DIVIDENDS
  REINVESTED AND COMPRISES GNMA 30-YEAR
  PASS-THROUGHS OF SINGLE-FAMILY AND
  GRADUATED-PAYMENT MORTGAGES. IN ORDER
  FOR A GNMA COUPON TO BE INCLUDED IN
  THE INDEX, IT MUST HAVE AT LEAST $200
  MILLION OF OUTSTANDING COUPON PRODUCT.
  SOURCE IS SALOMON BROTHERS INC.

++THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                       ON 9/30/00              ON 9/30/99
    GNMAS                                  52%                     63%
 ................................................................................
    OTHER MORTGAGE-BACKED SECURITIES       38                      32
 ................................................................................
    U.S. TREASURIES                         7                       5
 ................................................................................
    CASH EQUIVALENTS                        3                       0
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART] [PIE CHART]

        INTEREST RATE SENSITIVITY      ON 9/30/00              ON 9/30/99
    AVERAGE MATURITY                   6.8 years               8.6 years
 ................................................................................
    AVERAGE DURATION                   3.4 years               4.4 years
--------------------------------------------------------------------------------

                 QUALITY               ON 9/30/00              ON 9/30/99
    AAA                                   100%                    100%
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND
Portfolio of Investments at September 30, 2000

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE

    REPURCHASE
    AGREEMENTS--3.4%
                                          Chase Securities, Inc., 6.60% to be
                                            repurchased at $20,025,667 on 10/05/2000*  $ 20,000,000   $   20,000,000
                                          Morgan Stanley Government, 6.60% to be
                                            repurchased at $30,016,500 on 10/02/2000*    30,000,000       30,000,000
                                          State Street Bank and Trust Company, 6.48%
                                            to be repurchased at $2,336,261 on
                                            10/02/2000*                                   2,335,000        2,335,000
                                          ------------------------------------------------------------------------------
                                          TOTAL REPURCHASE AGREEMENTS
                                          (Cost: $52,335,000)                                             52,335,000
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


    GOVERNMENT
    NATIONAL MORTGAGE
    ASSOCIATION--52.2%***
                                          Government National Mortgage Association
                                            Pass-thru 6.00% with various maturities
                                            to 01/15/2029                                22,667,556       21,212,000
                                          Government National Mortgage Association
                                            Pass-thru 6.50% with various maturities
                                            to 05/15/2030 (b)                           279,920,751      270,186,872
                                          Government National Mortgage Association
                                            Pass-thru 7.00% with various maturities
                                            to 03/20/2030                               216,470,177      213,567,213
                                          Government National Mortgage Association
                                            Pass-thru 7.50% with various maturities
                                            to 08/15/2030 (b)                            92,975,424       93,580,682
                                          Government National Mortgage Association
                                            Pass-thru 8.00% with various maturities
                                            to 04/15/2030                                56,387,026       57,605,258
                                          Government National Mortgage Association
                                            Pass-thru 8.50% with various maturities
                                            to 10/01/2030                                40,043,062       41,164,214
                                          Government National Mortgage Association
                                            Pass-thru 9.00% with various maturities
                                            to 10/01/2030                                93,352,805       96,759,304
                                          Government National Mortgage Association
                                            Pass-thru 9.50% with various maturities
                                            to 01/15/2030                                13,942,302       14,547,921
                                          Government National Mortgage Association
                                            Pass-thru 10.00% with various maturities
                                            to 02/15/2021                                 1,570,246        1,728,743
                                          Government National Mortgage Association
                                            Pass-thru 10.50% with various maturities
                                            to 09/15/2021                                 2,059,001        2,299,003
                                          Government National Mortgage Association
                                            Pass-thru 11.00% with various maturities
                                            to 04/20/2019                                    84,975           93,419
                                          ------------------------------------------------------------------------------
                                          TOTAL GOVERNMENT NATIONAL
                                          MORTGAGE ASSOCIATION
                                          (Cost: $802,734,112)                                           812,744,629
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY
    SECURITIES--6.6%
                                          U.S. Treasury Bond, 12.50%, 08/15/2014         33,300,000       47,665,953
                                          U.S. Treasury Bond, 8.00%, 11/15/2021**        36,550,000       44,636,688
                                          U.S. Treasury Bond, 8.125%, 05/15/2021          8,100,000        9,985,761
                                          ------------------------------------------------------------------------------
                                          TOTAL U.S. TREASURY SECURITIES
                                          (Cost: $105,384,839)                                           102,288,402
                                          ------------------------------------------------------------------------------




12      The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                        PRINCIPAL
                                                                                          AMOUNT          VALUE

    FEDERAL NATIONAL MORTGAGE
    ASSOCIATION--27.1%***
                                          Federal National Mortgage Association 5.50%
                                            with various maturities to 12/01/2028      $    585,408   $      527,873
                                          Federal National Mortgage Association 6.00%
                                            with various maturities to 04/01/2030        51,322,558       48,000,715
                                          Federal National Mortgage Association 6.50%
                                            with various maturities to 01/01/2030        70,699,769       67,860,735
                                          Federal National Mortgage Association 7.00%
                                            with various maturities to 12/01/2029 (b)    91,339,462       90,596,273
                                          Federal National Mortgage Association 7.50%
                                            with various maturities to 08/01/2030 (b)   208,198,223      209,016,638
                                          Federal National Mortgage Association 8.00%
                                            with various maturities to 12/01/2024         2,741,631        2,788,252
                                          Federal National Mortgage Association 8.50%
                                            with various maturities to 07/01/2030         1,900,001        1,944,236
                                          Federal National Mortgage Association 9.00%
                                            with various maturities to 04/01/2030         1,573,700        1,621,007
                                          Federal National Mortgage Association
                                            11.50% with various maturities to
                                            05/01/2018                                      178,696          200,140
                                          ------------------------------------------------------------------------------
                                          TOTAL FEDERAL NATIONAL
                                          MORTGAGE ASSOCIATIONS
                                          (Cost: $415,549,136)                                           422,555,869
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FEDERAL HOME
    LOAN MORTGAGE CORPORATION--10.7%***
                                          Federal Home Loan Mortgage Corp. 6.50% with
                                            various maturities to 07/01/2029                301,850          289,964
                                          Federal Home Loan Mortgage Corp. 7.00% with
                                            various maturities to 10/01/2030 (b)         89,806,495       88,822,701
                                          Federal Home Loan Mortgage Corp. 7.50% with
                                            various maturities to 05/01/2030              2,799,627        2,797,002
                                          Federal Home Loan Mortgage Corp. 8.00% with
                                            various maturities to 07/01/2030             63,000,996       63,906,535
                                          Federal Home Loan Mortgage Corp. 8.50% with
                                            various maturities to 07/01/2030                198,738          203,830
                                          Federal Home Loan Mortgage Corp. 9.50% with
                                            various maturities to 10/01/2020              9,667,141       10,298,526
                                          ------------------------------------------------------------------------------
                                          TOTAL FEDERAL HOME LOAN
                                          MORTGAGE CORPORATION
                                          (Cost: $165,259,735)                                           166,318,558
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO
                                          (Cost: $1,541,262,822) (a)                                  $1,556,242,458
                                          ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 ** At September 30, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

*** The investments in mortgage-backed securities of the Government National
    Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(a) The cost for federal income tax purposes was $1,541,305,943. At September 30, 2000, the net unrealized appreciation for all securities based on tax cost was $14,936,515. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $22,198,577 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $7,262,062.

(b)  When issued or forward delivery pools included.

The accompanying notes are an integral part of the financial statements.      13

PORTFOLIO OF INVESTMENTS

    At September 30, 2000, open futures contracts purchased and sold are as follows:

                                                                                       AGGREGATE
                        FUTURES                         EXPIRATION       CONTRACTS   FACE VALUE ($)   MARKET VALUE ($)
    ----------------------------------------------------------------------------------------------------------------------
    U.S. 10y Treasury Note                           December 19, 2000       210        19,746,182        19,854,844
    ----------------------------------------------------------------------------------------------------------------------
    U.S. 10y CBT Note                                December 19, 2000       750       (74,620,881)      (75,164,063)
    ----------------------------------------------------------------------------------------------------------------------
    U.S. 5y Treasury Note                            December 19, 2000     1,381       138,517,204       138,833,656
    ----------------------------------------------------------------------------------------------------------------------
    U.S. CBT Note                                    December 19, 2000     1,140      (112,129,398)     (112,468,125)
    ----------------------------------------------------------------------------------------------------------------------
    Total unrealized depreciation on open futures
    contracts                                                                                               (456,795)
    ----------------------------------------------------------------------------------------------------------------------

    Transactions in written options for the year ended September 30, 2000 are summarized as follows:

                                                                  OPTIONS ON
                                                                  SECURITIES   PREMIUMS
    ----------------------------------------------------------------------------------------
    Beginning of Period                                                --      $      --
    ----------------------------------------------------------------------------------------
    Written                                                           736        462,165
    ----------------------------------------------------------------------------------------
    Closed                                                           (511)      (391,093)
    ----------------------------------------------------------------------------------------
    Exercised                                                          --             --
    ----------------------------------------------------------------------------------------
    Expired                                                          (225)       (71,072)
    ----------------------------------------------------------------------------------------
    End of Period                                                      --      $      --
    ----------------------------------------------------------------------------------------

14      The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value,
(Cost $1,541,262,822)                                           $1,556,242,458
------------------------------------------------------------------------------
Cash                                                                    22,308
------------------------------------------------------------------------------
Receivable for investments sold                                    128,023,735
------------------------------------------------------------------------------
Interest receivable                                                 10,282,704
------------------------------------------------------------------------------
Receivable for Fund shares sold                                        154,586
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,694,725,791
------------------------------------------------------------------------------
 LIABILITIES
Payable for when-issued and forward delivery securities            215,587,464
------------------------------------------------------------------------------
Dividends payable                                                    2,969,482
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     1,858,146
------------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts           240,672
------------------------------------------------------------------------------
Accrued management fee                                                 510,824
------------------------------------------------------------------------------
Other accrued expenses and payables                                  1,264,611
------------------------------------------------------------------------------
Total liabilities                                                  222,431,199
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,472,294,592
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments                                                     $   14,979,636
------------------------------------------------------------------------------
Futures                                                               (456,795)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (626,207,245)
------------------------------------------------------------------------------
Paid-in capital                                                  2,083,978,996
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,472,294,592
------------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($1,404,854,786 / 209,192,265 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                     $6.72
------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $6.72)                  $7.04
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($64,343,296 /
  9,558,502 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                      $6.73
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,096,510 /
  460,995 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                      $6.72
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000

INVESTMENT INCOME
Interest                                                        $117,009,883
----------------------------------------------------------------------------
Expenses:
Management fee                                                     8,259,280
----------------------------------------------------------------------------
Custodian and transfer agent fees and related expenses             2,946,589
----------------------------------------------------------------------------
Distribution services fees                                           695,756
----------------------------------------------------------------------------
Administrative service fees                                        3,820,005
----------------------------------------------------------------------------
Auditing                                                              63,150
----------------------------------------------------------------------------
Legal                                                                 24,576
----------------------------------------------------------------------------
Trustees' fees and expenses                                           43,890
----------------------------------------------------------------------------
Reports to shareholders                                              430,000
----------------------------------------------------------------------------
Registration fees                                                     54,854
----------------------------------------------------------------------------
Other                                                                109,637
----------------------------------------------------------------------------
Total expenses, before expense reductions                         16,447,737
----------------------------------------------------------------------------
Expense reductions                                                  (136,412)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          16,311,325
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                            100,698,558
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      (35,594,513)
----------------------------------------------------------------------------
Futures                                                           (4,867,515)
----------------------------------------------------------------------------
Written options                                                       76,490
----------------------------------------------------------------------------
                                                                 (40,385,538)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       28,072,897
----------------------------------------------------------------------------
Futures                                                             (203,892)
----------------------------------------------------------------------------
                                                                  27,869,005
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (12,516,533)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 88,182,025
----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR              YEAR
                                                                    ENDED             ENDED
                                                                SEPTEMBER 30,     SEPTEMBER 30,
                                                                     2000              1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                           $  100,698,558       116,818,700
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (40,385,538)        6,601,355
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      27,869,005      (113,699,164)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          88,182,025         9,720,891
------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income
  Class A                                                          (95,995,544)     (110,867,263)
------------------------------------------------------------------------------------------------
  Class B                                                           (4,675,720)      (11,958,079)
------------------------------------------------------------------------------------------------
  Class C                                                             (180,018)         (214,925)
------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          107,031,213       249,986,278
------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       61,918,885        74,165,296
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (490,263,206)     (588,730,241)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (321,313,108)     (264,578,667)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (333,982,365)     (377,898,043)
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                1,806,276,957     2,184,175,000
------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $6,207,000 at September 30, 1999)          $1,472,294,592     1,806,276,957
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
  The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 CLASS A
                                                         YEAR ENDED SEPTEMBER 30,
                                            --------------------------------------------------
                                             2000       1999       1998      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $6.75      7.15       7.01      6.91    7.13
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                          0.42(a)   0.42(a)    0.44(a)   0.52    0.49
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                       (0.02)    (0.38)      0.17      0.10   (0.19)
----------------------------------------------------------------------------------------------
Total from investment operations               0.40      0.04       0.61      0.62    0.30
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.43)    (0.44)     (0.47)    (0.52)  (0.52)
----------------------------------------------------------------------------------------------
Total distributions                           (0.43)    (0.44)     (0.47)    (0.52)  (0.52)
----------------------------------------------------------------------------------------------
Net asset value, end of period                $6.72      6.75       7.15      7.01    6.91
----------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                             5.99      0.59       8.99      9.26    4.28
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)     1,405     1,661      1,812     1,773   1,908
----------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 0.98      1.02       0.97      0.96    0.97
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                            0.97      1.02       0.97      0.96    0.97
----------------------------------------------------------------------------------------------
Ratio of net investment income (%)             6.35      6.04       6.46      7.23    6.98
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     221       151        172       235     391
----------------------------------------------------------------------------------------------

                                                                 CLASS B
                                                         YEAR ENDED SEPTEMBER 30,
                                            --------------------------------------------------
                                             2000       1999       1998      1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $6.75       7.14       7.00      6.91    7.12
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         0.36(a)    0.34(a)    0.40(a)   0.45    0.44
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                      (0.02)     (0.37)      0.14      0.10   (0.19)
----------------------------------------------------------------------------------------------
Total from investment operations              0.34      (0.03)      0.54      0.55    0.25
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        (0.36)     (0.36)     (0.40)    (0.46)  (0.46)
----------------------------------------------------------------------------------------------
Total distributions                          (0.36)     (0.36)     (0.40)    (0.46)  (0.46)
----------------------------------------------------------------------------------------------
Net asset value, end of period               $6.73       6.75       7.14      7.00    6.91
----------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                            5.25      (0.47)      8.00      8.17    3.54
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)       64        142        368       722   1,051
----------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.85       2.13       1.91      1.83    1.80
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                           1.84       2.13       1.91      1.83    1.80
----------------------------------------------------------------------------------------------
Ratio of net investment income (%)            5.47       4.93       5.52      6.36    6.15
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    221        151        172       235     391
----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                 CLASS C
                                                        YEAR ENDED SEPTEMBER 30,
                                          -----------------------------------------------------
                                           2000        1999        1998       1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $6.75        7.15        7.00      6.90    7.12
-----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                        0.38(a)     0.37(a)     0.40(a)   0.46    0.43
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                  (0.03)      (0.39)       0.16      0.10   (0.19)
-----------------------------------------------------------------------------------------------
Total from investment operations             0.35       (0.02)       0.56      0.56    0.24
-----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       (0.38)      (0.38)      (0.41)    (0.46)  (0.46)
-----------------------------------------------------------------------------------------------
Total distributions                         (0.38)      (0.38)      (0.41)    (0.46)  (0.46)
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $6.72        6.75        7.15      7.00    6.90
-----------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                           5.48       (0.22)       8.30      8.45    3.47
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)       3           3           4         3       2
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               1.62        1.78        1.73      1.71    1.72
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               1.61        1.78        1.73      1.71    1.72
-----------------------------------------------------------------------------------------------
Ratio of net investment income (%)           5.72        5.28        5.70      6.48    6.23
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   221         151         172       235     391
-----------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charge.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper U.S. Mortgage Fund (the "Fund") is a series
                             of Kemper Portfolios which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through September 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will

NOTES TO FINANCIAL STATEMENTS

                             require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on financial instruments as a hedge against potential adverse price movements in the value of portfolio assets. In addition during the period, the Fund wrote put options on financial instruments as a temporary substitute for purchasing selected investments.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

                             MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $588,585,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2002 ($476,489,000) or September 30,
                             2003 ($69,280,000) or September 30, 2005
                             ($39,238,000) or September 30, 2008 ($3,578,000),
                             the expiration date.

                             In addition, from November 1, 1999 through
                             September 30, 2000 the Fund incurred approximately $38,036,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $3,617,522,911

                             Proceeds from sales                   3,984,062,512

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $8,259,280 for the year ended September 30, 2000, which was equivalent to an annualized effective rate of .52%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 are $21,044.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 are $939,588, of which $47,721 is unpaid at September 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended September 30, 2000 are $3,820,005, of which $320,361 is unpaid at September 30, 2000. In addition $21,114 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder

NOTES TO FINANCIAL STATEMENTS

                             services fees of $2,483,949 for the year ended September 30, 2000, of which $618,586 is unpaid at September 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended September 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $43,890 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                       YEAR ENDED                        YEAR ENDED
                                                                   SEPTEMBER 30, 2000                SEPTEMBER 30, 1999
                                                              ----------------------------      ----------------------------
                                                                SHARES          AMOUNT            SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                14,767,309    $  54,248,928        5,809,957    $  40,205,609
                                       -------------------------------------------------------------------------------------
                                        Class B                 1,234,432        8,214,581        4,289,138       29,510,690
                                       -------------------------------------------------------------------------------------
                                        Class C                    74,788          497,295          163,823        1,140,369
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND
                                        Class A                 8,800,510       58,331,666        9,536,152       66,005,190
                                       -------------------------------------------------------------------------------------
                                        Class B                   524,769        3,484,078        1,160,295        8,066,579
                                       -------------------------------------------------------------------------------------
                                        Class C                    15,544          103,141           13,513           93,527
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (67,034,514)    (401,420,248)     (48,571,621)    (336,467,281)
                                       -------------------------------------------------------------------------------------
                                        Class B                (6,587,339)     (43,947,983)     (10,293,608)     (71,708,162)
                                       -------------------------------------------------------------------------------------
                                        Class C                  (124,223)        (824,566)        (217,342)      (1,491,723)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 6,606,556       44,070,409       25,716,372      179,129,610
                                       -------------------------------------------------------------------------------------
                                        Class B                (6,604,318)     (44,070,409)     (25,742,991)    (179,063,075)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS          $(321,313,108)                    $(264,578,667)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata based on average assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $24,675 and $111,737, respectively, under these arrangements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER U.S. MORTGAGE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper U.S. Mortgage Fund, a series of Kemper Portfolios, as of September 30, 2000, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Mortgage Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 21, 2000

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary
                                  and Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           FRANK L. RACHWALSKI, JR.
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and             LINDA J. WONDRACK
Vice President                    Vice President

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
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[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KUSMF - 2 (11/25/00) 1124160
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)